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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) October 27, 2003


                          Bone Care International, Inc.

             (Exact Name of Registrant as Specified in Its Charter)


Wisconsin                             0-27854                39-1527471

(State or Other Jurisdiction          (Commission            (IRS Employer
of Incorporation)                     File Number)           Identification No.)


1600 Aspen Commons, Suite 300
Middleton, Wisconsin                                         53562
(Address of Principal Executive Offices)                     (Zip Code)


                                 (608) 662-7800
              (Registrant's Telephone number, including area code)


                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits:

99.1     Press Release issued by the Company.

ITEM 9.  REGULATION FD DISCLOSURE.

         In accordance with Securities and Exchange Commission Release No. 33-8216, the information in this Form 8-K is being furnished under Item 12 of Form 8-K. On October 27, 2003 the Company issued a press release, a copy of which is filed Exhibit 99.1.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has fully cased this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                BONE CARE INTERNATIONAL, INC.




Date:  October 27, 2003                         By:     /s/ Brian J. Hayden
                                                    ----------------------------
                                                    Brian J. Hayden
                                                    VP Finance


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                                  EXHIBIT INDEX

                  The following exhibits are filed herewith:

Exhibit No.                Description
-----------                -----------
99.1                       Press Release issued by the Company


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